                                 SCHEDULE 14A
                                (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:
/ / Preliminary Proxy Statement              / / Confidential, for Use of the
/X/ Definitive Proxy Statement                   Commission Only (as permitted
/ / Definitive Additional Materials              by Rule 14a-6(e)(2))
/ / Soliciting Material Pursuant to
    Rule 14a-11(c) or Rule 14a-12

                            FALCON PRODUCTS, INC.
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

    /X/ No fee required.

    / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
        0-11.

    (1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

--------------------------------------------------------------------------------

    (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

--------------------------------------------------------------------------------

    (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

--------------------------------------------------------------------------------

    (4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

--------------------------------------------------------------------------------

    (5) TOTAL FEE PAID:

--------------------------------------------------------------------------------

    / / Fee paid previously with preliminary materials.

    / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

--------------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

    (3) Filing Party:

--------------------------------------------------------------------------------

    (4) Date Filed:

--------------------------------------------------------------------------------

                               [FALCON LOGO]


                            FALCON PRODUCTS, INC.
                       9387 DIELMAN INDUSTRIAL DRIVE
                         ST. LOUIS, MISSOURI 63132



                NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



                                                        St. Louis, Missouri
                                                           January 24, 2001

    The annual meeting of the stockholders of Falcon Products, Inc., will be held on Thursday, March 15, 2001, at 4:00 p.m. at the St. Louis Club, 7701 Forsyth Boulevard, Clayton, Missouri, 63105, for the purposes of:

    1. Electing one Class B director for a term expiring in 2004;

    2. Considering and voting upon a proposal to amend the Falcon Products, Inc. Amended and Restated 1991 Stock Option Plan;

    3. Transacting such other business as may properly come before the meeting.

    Stockholders of record at the close of business on January 18, 2001, will be entitled to vote at the meeting. A list of all stockholders entitled to vote at the annual meeting, arranged in alphabetical order and showing the address of and number of shares held by each stockholder, will be open at the principal office of Falcon Products, Inc. at 9387 Dielman Industrial Drive, St. Louis, Missouri, 63132, during usual business hours, to the examination of any stockholder for any purpose germane to the annual meeting for 10 days prior to the date thereof.

    A copy of the Annual Report for fiscal 2000 accompanies this notice.


                                    By Order of the Board of Directors
                                            MICHAEL J. DRELLER
                                                Secretary


    WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE MARK, SIGN, DATE, AND RETURN THE ACCOMPANYING PROXY PROMPTLY. A RETURN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                           FALCON PRODUCTS, INC.
                       9387 DIELMAN INDUSTRIAL DRIVE
                         ST. LOUIS, MISSOURI 63132


                              PROXY STATEMENT


                          SOLICITATION OF PROXIES

     The enclosed proxy is solicited by the Board of Directors of Falcon Products, Inc. (the "Company"), for use at the annual meeting of the Company's stockholders to be held at the St. Louis Club, 7701 Forsyth Boulevard, Clayton, Missouri, 63105, on Thursday, March 15, 2001, at 4:00 p.m. and at any adjournments thereof. Whether or not you expect to attend the meeting in person, please return your executed proxy in the enclosed envelope and the shares represented thereby will be voted in accordance with your wishes. This proxy statement and the enclosed form of proxy are being first sent to stockholders on or about January 24, 2001.

                           REVOCABILITY OF PROXY

    Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the annual meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal office of the Company prior to the annual meeting a written notice of revocation or a later-dated, properly executed proxy.

                                RECORD DATE

    Stockholders of record at the close of business on January 18, 2001, will be entitled to vote at the meeting.

                      ACTION TO BE TAKEN UNDER PROXY

    Unless otherwise directed by the giver of the proxy, the persons named in the enclosed form of proxy, to-wit, Franklin A. Jacobs and Michael J. Dreller, or either one of them who acts, will vote:

        (1) FOR the election of the person named herein as nominee for Class B director of the Company, for a term expiring at the 2004 annual meeting of stockholders (or until successors are duly elected and qualified);

        (2) FOR the amendment to the Falcon Products, Inc. Amended and Restated 1991 Stock Option Plan; and

        (3) According to their judgment, on the transaction of such other business as may properly come before the meeting or any adjournments thereof.

    Should the nominee named herein for election as a Class B director become unavailable for any reason, it is intended that the persons named in the proxy will vote for the election of such other person in his stead as may be designated by the Board of Directors. The Board of Directors is not aware of any reason that might cause the nominee to be unavailable.

               VOTING SECURITIES, PRINCIPAL HOLDERS THEREOF
                       AND CUMULATIVE VOTING RIGHTS

    On January 18, 2001, there were 8,785,036 shares of common stock, par value $.02 per share ("Common Stock"), outstanding, which constitute all of the outstanding capital stock of the Company. Each share is entitled to one vote, and stockholders are entitled to vote cumulatively in the election of directors; that is, each stockholder may vote the number of his, her or its shares multiplied by the number of directors to be elected and may cast all such votes for a single nominee or may distribute them among any number of nominees. There is no condition precedent to the exercise of these cumulative voting rights.

    A majority of the outstanding shares present in person or represented by proxy will constitute a quorum at the meeting. Under applicable state law and provisions of the Company's Certificate of Incorporation (the

"Certificate") and Restated By-Laws, as amended (the "By-Laws"), the vote required for the election of the director is a plurality of the votes of the issued and outstanding shares of Common Stock present in person or represented by proxy at the annual meeting of stockholders and entitled to vote on the election of the director. The vote required for Proposal 2--amendment to the Company's Amended and Restated 1991 Stock Option Plan described in this proxy statement is the affirmative vote of the majority of the shares of Common Stock present in person or represented by proxy at the annual meeting of stockholders and entitled to vote on the proposal and to approve any such other matters.

    Abstentions from voting and broker non-votes will operate as neither a vote for nor a vote against the nominee for director. Abstentions from voting on Proposal 2--amendment to the Company's Amended and Restated 1991 Stock Option Plan and any other matter properly brought before the meeting effectively will operate as a vote against such proposal or such other matters. Votes on all matters will be counted by duly appointed inspectors of election, whose responsibilities are to ascertain the number of shares outstanding and the voting power of each, determine the number of shares represented at the meeting and the validity of proxies and ballots, count all votes and report the results to the Company.

    As of January 18, 2001, the following persons were known to the Company who may, individually or as a group, be deemed to be the beneficial owners of more than 5% of the Common Stock, each having sole voting and dispositive power over such Common Stock, except as indicated in the footnotes hereto:

                                            AMOUNT AND NATURE               PERCENT
           NAME AND ADDRESS              OF BENEFICIAL OWNERSHIP(1)         OF CLASS
           ----------------              --------------------------         --------
Franklin A. Jacobs                             2,110,726(2)                  23.5%
Chairman of the Board and
Chief Executive Officer of the Company
9387 Dielman Industrial Drive
St. Louis, Missouri 63132

Royce Funds, Inc.                                966,600(3)                  11.0%
1414 Avenue Of The Americas
New York, NY 10022

Dimensional Fund Advisors, Inc.                  588,356(4)                   6.7%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401

Putnam Investment Management                     578,050(5)                   6.6%
One Post Office Square
Boston, MA 02109

Chase-Fleming                                    575,269(6)                   6.5%
320 Park Avenue, 11th Floor
New York, NY 10022

Wellington Management                            502,500(7)                   5.7%
75 State Street
Boston, MA 02109

--------
(1) Reflects the number of shares outstanding on January 18, 2001, and, with respect to each person, assumes the exercise of all stock options held by such person that are exercisable currently or within 60 days of the date of this proxy statement (such options being referred to hereinafter as "currently exercisable options").

(2) Includes 3,500 shares held by Marilyn Mann Jacobs, the wife of Mr. Jacobs, 94,557 shares held in revocable trusts for the benefit of Mr. Jacobs' children as to which Mr. Jacobs serves as sole trustee, and 97,785 shares held by the Jacobs Family Foundation, a charitable trust in which Mr. Jacobs has no pecuniary interest but is the trustee. Also includes currently exercisable options to acquire 192,500 shares of Common Stock. Does not include 95,240 shares held in trust for the benefit of Mr. Jacobs' children as to which Donald P. Gallop serves as sole trustee. See Note (3) to the table under "Security Ownership of Management."

(3) Provided to the Company by a representative from Royce Funds, Inc. Beneficial owner has shared voting and disposition power for all shares.

(4) Provided to the Company by a representative from Dimensional Fund Advisors, Inc. Beneficial owner has shared voting and disposition power for all shares.

                                     3



(5) Provided to the Company by a representative from Putnam Management Investment. Beneficial owner has shared voting and disposition power for all shares.

(6) Provided to the Company by a representative from Chase-Fleming. Beneficial owner has shared voting and disposition power for all shares.

(7) Provided to the Company by a representative from Wellington Management. Beneficial owner has shared voting and disposition power for all shares.

                     SECURITY OWNERSHIP OF MANAGEMENT

    On January 18, 2001, the following represented beneficial ownership of Common Stock by each director and nominee for election as a director, each of the executive officers named in the Summary Compensation Table (see "Executive Compensation" below), and by all current directors, nominees and executive officers as a group (each director, nominee and officer having sole voting and dispositive power over the shares listed opposite his name except as indicated in the footnotes hereto):

                                             AMOUNT AND NATURE             PERCENT
                 NAME                    OF BENEFICIAL OWNERSHIP(1)        OF CLASS
                 ----                    --------------------------        --------
Melvin F. Brown.......................           13,190(2)                     *
Donald P. Gallop......................          181,742(3)                   2.1%
Franklin A. Jacobs....................        2,110,726(4)                  23.5%
S. Lee Kling..........................          194,672(5)                   2.2%
Lee M. Liberman.......................           40,852(6)                     *
David L. Morley.......................            1,300                        *
Darryl Rosser.........................          172,121(7)                   1.9%
Steven C. Roberts.....................            1,000                        *
James Schneider.......................          356,136(8)                   4.0%
Stephen E. Cohen......................           38,220(9)                     *
Michael J. Dreller....................           42,402(10)                    *
Michael J. Kula.......................           33,715(11)                    *
All Directors, Nominees and Executive
  Officers as a Group
  (14 individuals)....................        3,347,141(12)                 35.8%(13)

--------
*     Represents less than 1% of the class.

(1) See Note (1) to the table under "Voting Securities, Principal Holders Thereof and Cumulative Voting Rights."

(2) Includes currently exercisable options to acquire 2,190 shares of Common Stock.

(3) Includes 95,240 shares which are held in a trust for the benefit of Mr. Jacobs' children as to which Mr. Gallop serves as sole trustee, 49,627 shares which are owned of record by Gallop, Johnson & Neuman, L.C., a law firm of which Mr. Gallop is Chairman, and 1,324 shares which Mr. Gallop owns of record as custodian for the benefit of his children. Mr. Gallop disclaims beneficial ownership of all such shares. Also includes currently exercisable options to acquire 11,760 shares of Common Stock.

(4) See Note (2) to the table under "Voting Securities, Principal Holders Thereof and Cumulative Voting Rights."

(5) Includes 130,716 shares owned by a revocable trust of which Mr. Kling and his wife are the trustees. Mr. Kling shares voting and dispositive power over such shares. Also includes currently exercisable options to acquire 10,110 shares of Common Stock.

(6) Includes currently exercisable options to acquire 11,760 shares of Common Stock.

(7) Includes currently exercisable options to acquire 133,280 shares of Common Stock.

(8) Includes 296,963 shares owned by a partnership of which Mr. Schneider and his children are general partners and as to which Mr. Schneider shares voting and dispositive power, 28,734 shares held in a pension trust as to which Mr. Schneider serves as sole trustee and 331 shares which Mr. Schneider holds as custodian for his children. Also includes currently exercisable options to acquire 13,410 shares of Common Stock.

(9) Includes currently exercisable options to acquire 27,745 shares of Common Stock.


                                     4




(10) Includes currently exercisable options to acquire 31,500 shares of Common Stock.

(11) Includes currently exercisable options to acquire 29,500 shares of Common Stock.

(12) Includes 326,025 shares subject to currently exercisable options held by non-director executive officers of the Company and 241,730 shares subject to currently exercisable options held by directors of the Company.

(13) For purposes of determining the aggregate amount and percentage of shares deemed beneficially owned by directors and executive officers of the Company individually and by all directors, nominees and executive officers as a group, exercise of all options listed in the footnotes hereto that are exercisable within 60 days of the date hereof is assumed. For such purpose, 9,352,791 shares of Common Stock are deemed to be outstanding.


                     PROPOSAL 1--ELECTION OF DIRECTOR

                       INFORMATION ABOUT THE NOMINEE

    The Company's Certificate of Incorporation and By-Laws provide for a division of the Board of Directors into three classes. One of the classes is elected each year to serve a three-year term. The term of the current Class B director expires at the 2001 Annual Meeting of Stockholders. It is the intention of the persons named in the accompanying proxy, unless otherwise directed, to vote for the election of the Class B nominee listed below to serve until the 2004 annual meeting of stockholders.

    The Company's By-Laws currently specify that the number of Directors shall be nine, subject to amendment by the Board of Directors. James L. Hoagland and Raynor E. Baldwin, both retired from the Board of Directors effective January 15, 2001. The Board of Directors appointed Steven C. Roberts to replace Mr. Hoagland. James Schneider, a current Director of the Company, has notified the Company that he will not be standing for reelection and will retire from the Board of Directors effective March 15, 2001. As a result, the Company will have two vacancies on the Board of Directors following the 2001 Annual Meeting. The Company's By-Laws provide that vacancies on the Board of Directors may be filled by the remaining members of the Board of Directors. Although the Board of Directors intend to fill these vacancies, no persons have yet been selected, and it is not anticipated that such vacancies will be filled until after the 2001 Annual Meeting. Proxies solicited by the Company for the election of Directors cannot be voted for a greater number of persons than the number of nominees named in the proxy.

    The following table shows for each nominee and director continuing in office his age, his principal occupation for at least the last five years, his present position with the Company, the year in which he was first elected or appointed a director (each serving continuously since first elected or appointed), his directorships with other companies whose securities are registered with the Securities and Exchange Commission ("SEC"), and the class and expiration of his term as director.

                        CLASS B--TO BE ELECTED TO SERVE AS DIRECTOR UNTIL 2004
                                                                                                 SERVICE AS
               NAME               AGE                   PRINCIPAL OCCUPATION                   DIRECTOR SINCE
               ----               ---                   --------------------                   --------------
David L. Morley(1)                44     President and Chief Operating Officer of the Company       2000
                                         since December 2000; prior thereto, Senior Vice
                                         President of Monsanto Company from 1998 to 2000;
                                         President--Nutrition and Consumer Products Company
                                         of Monsanto Company from 1997 to 1998; Vice
                                         President Americas Ag Sector of Monsanto Company
                                         from 1995 to 1997.


                                     5



                            CLASS A--TO CONTINUE TO SERVE AS DIRECTOR UNTIL 2003
                                                                                                 SERVICE AS
               NAME               AGE                   PRINCIPAL OCCUPATION                   DIRECTOR SINCE
               ----               ---                   --------------------                   --------------
Melvin F. Brown                   65     Retired. Consultant to Deutsche Financial Services,        1997
                                         a commercial finance company, since June 30, 1998;
                                         prior thereto, Vice Chairman of Deutsche Financial
                                         Services, since January 1997; prior thereto,
                                         President and Chief Executive Officer of Deutsche
                                         Financial Services, since May 1995; prior thereto,
                                         President of ITT Commercial Finance Corporation, for
                                         more than the last five years.

Steven C. Roberts                 48     Co-Founder and President of Roberts-Roberts &              2001
                                         Associates, a firm consulting in the areas of public
                                         relations, market research, labor relations and real
                                         estate development, since 1974; President of Roberts
                                         Broadcasting Company, operator of television
                                         stations in St. Louis, Missouri, and Denver,
                                         Colorado; Managing Member of Roberts Wireless
                                         Communications, LLC; Director of Southside
                                         Bancshares Corp.

Lee M. Liberman                   79     Chairman Emeritus and consultant to Laclede Gas            1985
                                         Company, a retail natural gas distribution public
                                         utility, since January 1994; Director of CPI
                                         Corporation, Furniture Brands International and DT
                                         Industries, Inc.

                            CLASS C--TO CONTINUE TO SERVE AS DIRECTOR UNTIL 2002
                                                                                                 SERVICE AS
               NAME               AGE                   PRINCIPAL OCCUPATION                   DIRECTOR SINCE
               ----               ---                   --------------------                   --------------
Donald P. Gallop(2)(3)            68     Attorney-at-law; Chairman of the law firm of Gallop,       1963
                                         Johnson & Neuman, L.C., for more than the last five
                                         years; Director of Data Research Associates, Inc.

Franklin A. Jacobs(2)             68     Chairman of the Board and Chief Executive Officer of       1957
                                         the Company for more than the last five years and
                                         President of the Company until December 1995.

S. Lee Kling(2)                   72     Chairman of the Board of Kling Rechter & Co., L.P.,        1969
                                         a merchant banking company, for more than the last
                                         five years; Director of Bernard Chaus, Inc., Electro
                                         Rent Corporation, Engineered Support Systems, Inc.,
                                         Kupper Parker Communications, Inc., Learn2.com, Inc.
                                         and National Beverage Corp.

--------
(1) Mr. Darryl Rosser resigned from the Board of Directors on December 6, 2000 and Mr. Morley was appointed to the Board of Directors on December 13, 2000.

(2)  Members of Executive Committee.

(3) Mr. Gallop is a member of the law firm serving as corporate counsel to the Company. See "Transactions with Issuer and Others" for further information.

                 INFORMATION CONCERNING BOARD OF DIRECTORS

    During fiscal 2000, four regular meetings of the Board of Directors were held. During such fiscal year, each director attended 75 percent or more of the aggregate of (i) the total number of meetings of the Board of Directors held during the period and (ii) the total number of meetings held during the period by all committees of the Board of Directors on which he served.

    The Board of Directors of the Company has a standing Audit Committee consisting of Messrs. Liberman (Chairman), Baldwin (retired from the Board of Directors effective January 15, 2001) and Brown. The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility to oversee management's conduct of the Company's: (i) financial reporting process; (ii) systems of internal accounting and financial controls; (iii) annual independent audit of the Company's financial statements; and (iv) legal compliance and any ethics programs established by management and the Board of Directors. During fiscal 2000, four Audit Committee meetings were held.

    The Company also has a standing Compensation Committee consisting of Messrs. Hoagland (Chairman, retired from the Board of Directors effective January 15, 2001), Kling and Schneider. The purpose of the Compensation Committee is to review and determine the annual salary, bonus and other benefits of all executive officers of the Company, which determinations are subject to the approval of the Board of Directors, and to administer the Company's stock option and other benefit plans. The Compensation Committee also serves as a nominating committee to evaluate and recommend to the Board of Directors qualified nominees for election or appointment as directors and qualified persons for selection as senior officers. See the "COMPENSATION COMMITTEE REPORT" beginning on page 10 for a discussion of the key elements and policy of the Company's executive compensation program. The Compensation Committee will give appropriate consideration to a written recommendation by a stockholder for the nomination of a qualified person to serve as a director of the Company, provided that such recommendation contains sufficient information regarding the proposed nominee for the Committee to properly evaluate such nominee's qualifications to serve as a director. During fiscal 2000, one Compensation Committee meeting was held.

                         COMPENSATION OF DIRECTORS

    Directors that are not salaried employees of the Company receive an annual fee of $15,500. The Company's Directors have the opportunity to defer all or a portion of the fees payable to such Directors under the Company's Non-Employee Directors' Deferred Compensation Plan (the "Directors' Plan"). Any fees deferred under the Directors' Plan are credited to a bookkeeping reserve account and converted into a number of stock units equal to 120% of the deferred fees divided by the fair market value of a share of the Company's Common Stock on the last day of the month in which the amount of deferred fees would have been paid but for the deferral. Directors' fees of $108,500 were earned during fiscal 2000, all of which were deferred under the Directors' Plan.

    The Company also maintains a Non-Employee Director Stock Option Plan, which provides for an automatic annual grant in December of each year of a nonqualified stock option to purchase shares of Common Stock at a per share exercise price equal to the fair market value of the Common Stock on the date the option is granted. Options granted under the plan are exercisable in increments of 20 percent of the underlying shares commencing upon the date of grant and thereafter on each of the four successive anniversaries of the date of grant, however, such options become immediately exercisable upon retirement, death or disability of the director. Seven non-employee directors of the Company were each granted options to purchase 2,000 shares of Common Stock under the plan in December 1999 at an exercise price of $9.25 per share.

        COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Donald P. Gallop, a director of the Company, is Chairman of the law firm of Gallop, Johnson & Neuman, L.C., which has provided legal services to the Company in prior years and is expected to provide legal services to the Company in the future.

                          EXECUTIVE COMPENSATION

    The following table reflects compensation paid or payable for fiscal years 2000, 1999 and 1998 with respect to the Company's Chief Executive Officer and each of the four other most highly compensated executive officers whose fiscal 2000 salaries and bonuses combined exceeded $100,000 in each instance.

                                         SUMMARY COMPENSATION TABLE

                                         ANNUAL COMPENSATION               LONG TERM COMPENSATION
                                     ----------------------------   -------------------------------------
                                                                            AWARDS              PAYOUTS
                                                                    ----------------------    -----------
                                                         OTHER      RESTRICTED
                                                         ANNUAL       STOCK     SECURITIES                 ALL OTHER
                             FISCAL  SALARY             COMPENSA-     AWARD     UNDERLYING      LTIP        COMPEN-
NAME AND PRINCIPAL POSITION   YEAR     ($)     BONUS    TION($)(1)     ($)      OPTIONS (#)   PAYOUTS ($)  SATION($)
---------------------------  ------  -------   ------   ---------   ----------  -----------   -----------  ----------
Franklin A. Jacobs            2000   718,908        0         0         0              0           0         815(2)
Chairman of the Board         1999   653,846   60,000         0         0              0           0         773(2)
and Chief Executive Officer   1998   598,377        0         0         0              0           0         737(2)

Darryl Rosser                 2000   359,454        0     6,897         0              0           0           0
Former President and Chief    1999   326,923   66,472     6,361         0         45,000           0           0
Operating Officer(3)          1998   297,535        0         0         0         30,000           0           0

Stephen E. Cohen              2000   184,808        0     3,522         0              0           0           0
Vice President--Sales         1999   159,154   32,035     3,105         0         30,000           0           0
and Marketing                 1998   126,539        0         0         0         10,000           0           0

Michael J. Dreller            2000   184,808        0     3,522         0              0           0           0
Vice President--Finance       1999   157,462   32,035     3,068         0         30,000           0           0
and Chief Financial Officer   1998   142,519        0         0         0         10,000           0           0

Michael J. Kula               2000   178,269        0     1,376         0              0           0           0
Vice President--              1999   169,154   34,037     1,320         0         25,000           0           0
Corporate Technology          1998   163,346        0         0         0         10,000           0           0
and Development

--------
(1) Consists of the discount under the Falcon Products, Inc. 1997 Employee Stock Purchase Plan under which employees of the Company may acquire shares of Common Stock at 85% of the lesser of the fair market value on the grant date or the exercise date.

(2) Consists of the economic benefit of premiums paid for a survivorship life insurance policy on the life of Mr. Jacobs.

(3) Mr. Rosser resigned as a director and the President and Chief Operating Officer of the Company on December 6, 2000.

                            PENSION PLAN TABLE

    The following table sets forth the estimated annual benefits payable under the Company's defined benefit pension plan upon normal retirement of covered individuals. The estimates assume that benefits commence at age 65 under a straight-life annuity form.

                                                              YEARS OF SERVICE
                                        -------------------------------------------------------------
REMUNERATION                               5       10       15       20       25       30       35
------------                            -------  -------  -------  -------  -------  -------  -------
$ 25,000..........................      $ 1,875  $ 3,750  $ 5,635  $ 7,500  $ 9,375  $11,250  $13,125

  50,000..........................        3,750    7,500   11,250   15,000   18,750   22,500   26,250

  75,000..........................        5,625   11,250   16,875   22,500   28,125   33,750   39,375

 100,000..........................        7,500   15,000   22,500   30,000   37,500   45,000   52,500

 150,000..........................       11,250   22,500   33,750   45,000   56,250   67,500   78,750

 175,000..........................       13,125   26,250   39,375   52,500   65,625   78,750   91,875

    The pension plan benefit is determined by calculating 1.5 percent of the average of the plan participant's salary or wages up to the maximum amount permitted under the Internal Revenue Code (currently $170,000).

The plan provides for a maximum of salary and wages of up to $75,000 per year from November 1, 1992 to November 1, 1997, and up to $50,000 per year prior to November 1, 1992, for each year of service. Estimated benefit amounts listed in the above table are not subject to any deduction for Social Security benefits or other offset amounts.

    The credited years of service under the retirement plan for each of the executive officers listed in the Summary Compensation Table are as follows:

   Franklin A. Jacobs     42                       Michael J. Dreller     7

   Darryl Rosser          12                       Michael J. Kula        5

   Stephen E. Cohen       10

                      INFORMATION AS TO STOCK OPTIONS

    The Company did not grant stock options to any of the persons named in the Summary Compensation Table in fiscal 2000.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION VALUES

    The following table lists option exercises in fiscal 2000 and the value of options held as of the end of fiscal 2000 by the persons listed in the Summary Compensation Table.

                                                                     NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                                                                    UNDERLYING UNEXERCISED            IN-THE-MONEY OPTIONS
                             SHARES                             OPTIONS AT FISCAL YEAR-END (#)       AT FISCAL YEAR-END ($)
                            ACQUIRED             VALUE
         NAME            ON EXERCISE (#)      REALIZED ($)        EXERCISABLE/UNEXERCISABLE         EXERCISABLE/UNEXERCISABLE
         ----            ---------------      ------------      ------------------------------      -------------------------
Franklin A. Jacobs.....           0                   0                   192,500/0                            0/0

Darryl Rosser..........       3,242              24,030                 117,250/61,250                      41,568/0

Stephen E. Cohen.......           0                   0                 27,745/21,500                        3,122/0

Michael J. Dreller.....           0                   0                 24,500/30,500                          0/0

Michael J. Kula........           0                   0                 23,500/26,500                          0/0

              EMPLOYMENT ARRANGEMENTS WITH EXECUTIVE OFFICERS

    Other than the employment agreement with Mr. Morley discussed below, the Company is not a party to any employment, severance or similar arrangement with its executive officers.

    In connection with its employment of David L. Morley, the Company entered into an employment agreement with Mr. Morley providing for (i) a base salary of $400,000 per year subject to upward adjustments by the Board of Directors, and (ii) the participation by Mr. Morley in the Company's executive bonus plan. In addition, Mr. Morley was granted stock options to purchase 500,000 shares of Common Stock pursuant to the Company's Amended and Restated 1991 Stock Option Plan at an option price of $7.375 per share, which is equal to the closing price of the Common Stock on the New York Stock Exchange on the day immediately preceding the grant thereof. Such options are for a term of ten years, and are exercisable by Mr. Morley to the extent of 125,000 shares per year over a four year period beginning on the first anniversary of the date of the grant. Mr. Morley's employment may be terminated by the Company at any time for cause (as defined in the employment agreement), or without cause at any date after January 1, 2002. Mr. Morley may terminate his employment with the Company on or after January 1, 2002, or prior to such date for good reason (as such term is defined in the employment agreement), or upon a change in control. A
"Change in Control" is defined in the employment agreement, generally, as a series of events that does or could result in an unaffiliated person or group of persons taking control of the Company. In the event that the Company terminates Mr. Morley's employment without cause, or Mr. Morley terminates his employment for good cause or because of the occurrence of a change in control, Mr. Morley is entitled to be paid 100% of his annual base salary payable over a twelve month period, subject to certain specified limitations. If his employment is terminated with cause or if Mr. Morley resigns, his salary and bonus rights will cease on the date of such termination or resignation.

Mr. Morley's employment agreement also requires, among other things, that he refrain from disclosing information confidential to the Company following the termination of his employment.

                       COMPENSATION COMMITTEE REPORT

    Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the following Compensation Committee Report and Performance Graph shall not be incorporated by reference into any such filings.

GENERAL POLICY

    The Company's executive compensation program is linked to corporate performance and returns to stockholders. To this end, the Company has developed a compensation strategy that ties a significant portion of executive compensation to the Company's success in meeting performance goals and to appreciation in the Company's stock price. The overall objectives of this strategy are to attract and retain the best possible executive talent, to link executive and stockholder interests through an equity-based plan and to provide compensation levels that recognize individual contributions as well as overall business results.

    Each year the Compensation Committee reviews the Company's overall executive compensation program in comparison to the Company's executive compensation, corporate performance, stock price appreciation and total return to its stockholders, to other companies of similar size. The annual compensation reviews permit an evaluation of the link between the Company's performance and its executive compensation in the context of the compensation programs of other companies.

    The Compensation Committee determines the compensation of corporate executives elected by the Board of Directors, including the individuals whose compensation is detailed in this proxy statement. In reviewing the individual performance of the executives whose compensation is detailed in this proxy statement, other than Franklin A. Jacobs (the Company's Chief Executive Officer), the Compensation Committee takes into account the views of Mr. Jacobs.

    The key elements of the Company's executive compensation program consist of base salary, annual bonus and stock options. The Compensation Committee's policies with respect to each of these elements, including the basis for the compensation awarded to Mr. Jacobs, are discussed below. The Compensation Committee also takes into account the full compensation package afforded by the Company to the individual, including pension benefits, insurance and other benefits, as well as the programs described below. The Compensation Committee continues to monitor qualifying compensation paid to the Company's executive officers with respect to its deductibility under Section 162(m) of the Internal Revenue Code.

BASE SALARIES

    Base salaries for executive officers are initially determined by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive marketplace for executive talent, including a comparison to base salaries for comparable positions at other companies. The comparative group is not limited to companies that comprise the published industry index shown in the Company's stock performance graph presented below.

    Annual salary adjustments are determined by evaluating the performance of the Company and of each executive officer, and also taking into account new responsibilities. The Compensation Committee exercises judgment and discretion in the information it reviews and the analysis it considers, and where appropriate, also considers non-financial performance measures. These include increases in market share, manufacturing efficiency gains, improvements in product quality and improvements in relations with customers, suppliers and employees.

    With respect to the base salary granted to Mr. Jacobs in fiscal 2000, the Compensation Committee took into account the Company's financial results in fiscal 1999, and the assessment by the Compensation Committee of Mr. Jacobs' individual performance. The Compensation Committee also took into account the longevity of Mr.Jacobs' service to the Company and its belief that Mr. Jacobs is an excellent representative of the Company to the public by virtue of his stature in the industry. The Compensation Committee did not attribute specific values or weights to any of these factors. For the reasons listed above, Mr. Jacobs was granted an annual base salary, commencing January 1, 2000, of $730,400, representing an increase of 10% over calendar year 1999.

ANNUAL BONUSES

    The Company's executive officers are eligible for annual cash bonuses under the terms of the Company's Officer Bonus Plan. Under such Plan, the Compensation Committee establishes bonuses as a percentage of base salary to be paid if and to the extent annual projections for net earnings are met or exceeded. In light of the Company's earnings levels in fiscal years 2000 and 1998, the Compensation Committee did not recommend, nor did the Board of Directors authorize, a bonus for any of the Company's officers attributable to fiscal years 2000 and 1998. In fiscal year 1999, the Compensation Committee recommended and the Board of Directors approved a bonus of approximately 20.5% of the base salary for the Company's officers, except Mr. Jacobs who was awarded a $60,000 bonus. Mr. Jacobs did not participate in the Officer Bonus Plan for fiscal years 2000 and 1998 and, accordingly, was not considered.

STOCK OPTIONS

    The granting of stock options is a key part of the Company's overall compensation program and is designed to provide its executive officers and other key employees with incentives to maximize the Company's long-term financial performance.

    In determining whether and how many options should be granted, the Compensation Committee may consider the responsibilities and seniority of each of the executive officers, as well as the financial performance of the Company and such other factors as it deems appropriate, consistent with the Company's compensation policies. However, the Compensation Committee has not established specific target awards governing the recipient, timing or size of option grants. Thus, determinations by the Compensation Committee with respect to the granting of stock options are subjective in nature.

CONCLUSION

    Through the programs described above, a significant portion of the Company's executive compensation is linked directly to individual and corporate performance. The Compensation Committee intends to continue the policy of linking executive compensation to corporate performance, recognizing that the volatility of the business cycle from time to time may result in an imbalance for a particular period.

James L. Hoagland, Chairman of Compensation Committee
S. Lee Kling, Member
James Schneider, Member

                          AUDIT COMMITTEE REPORT

    The Audit Committee consists of Messrs. Liberman, Baldwin and Brown, each of whom is "independent" in accordance with the standards imposed by the New York Stock Exchange. The Audit Committee functions pursuant to a written charter, a copy of which is attached as Exhibit A to this Proxy Statement.

    In connection with the October 28, 2000 financial statements, the Audit Committee has:

    * reviewed and discussed with management the Company's audited financial statements as of and for the fiscal year ended October 28, 2000;

    * discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of American Institute of Certified Public
      Accountants; and

    * received and reviewed the written disclosures and the letter from the Company's independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

    Based on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended October 28, 2000.

Lee M. Liberman, Chairman of Audit Committee
Raynor E. Baldwin, Member
Melvin F. Brown, Member

                       FIVE YEAR TOTAL RETURN CHART

    The following chart compares the Company's cumulative yearly stockholder return over a five-year period, calculated monthly, with the NYSE Composite Index of U.S. Companies and a peer group index of public companies that in the judgment of the Company manufacture and/or sell furniture and related products similar to those of the Company. The companies included in the index, in addition to Falcon Products, Inc. are:
Chromcraft Revington, Inc.; Flexsteel Industries, Inc.; Herman Miller, Inc.; Hon Industries, Inc.; and Knape & Vogt Manufacturing Co.

    The chart assumes a $100 investment made October 27, 1995 and the reinvestment of all dividends.





                                  [GRAPH]





                                            10/27/95      11/01/96      10/31/97      10/30/98      10/29/99      10/28/00
                                            --------      --------      --------      --------      --------      --------
Falcon Products, Inc..................       100.0         112.7         123.4          85.0          71.4          65.4

NYSE Stock Market (U.S. Companies)....       100.0         123.0         161.4         186.9         218.6         229.1

Self-Determined Peer Group............       100.0         132.5         231.9         202.5         194.0         223.5

--------
(1) On December 6, 1995, the Common Stock was withdrawn by the Company from trading on the NASDAQ/National Market System and, on that date, was listed and began trading on the New York Stock Exchange.

                    TRANSACTIONS WITH ISSUER AND OTHERS

    Donald P. Gallop, a director of the Company, is Chairman of the law firm of Gallop, Johnson & Neuman, L.C., which has provided legal services to the Company in prior years and is expected to provide legal services to the Company in the future.

    Raynor E. Baldwin, a former director of the Company (retired from the Board of Directors effective January 15, 2001), is President and sole stockholder of Woodsmiths, Incorporated, a manufacturer of table tops, which purchases products from the Company. During fiscal 2000, the Company received payments of $309,000 in connection with transactions with Woodsmiths, Incorporated.

    The Company believes that the terms and conditions of the transactions with affiliated persons described above were no less favorable to the Company than those that would have been available to the Company in comparable transactions with unaffiliated persons.

   COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Such individuals are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms furnished to the Company or written representations that no reports were required to be filed, the Company believes that such persons complied with all Section 16(a) filing requirements applicable to them with respect to transactions during fiscal 2000.

            PROPOSAL 2--AMENDMENT TO THE FALCON PRODUCTS, INC.

                AMENDED AND RESTATED 1991 STOCK OPTION PLAN

BACKGROUND

    The Company is seeking stockholder approval of an amendment to the Company's Amended and Restated 1991 Stock Option Plan (the "1991 Plan") that was approved by the Board of Directors on December 6, 2000 (the "1991 Plan Amendment"). The 1991 Plan Amendment increased the number of shares issuable pursuant to options granted under the 1991 Plan from 1,500,000 to 2,500,000.

    In addition to the 1991 Plan Amendment, the 1991 Plan was further amended to: (i) permit employees whose employment is terminated from the Company for reasons other than death or retirement, to exercise their then exercisable options for a period of three months following their termination of employment, and (ii) limit the number of options to any optionee during a fiscal year in order to be considered performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended. No stockholder approval is required with respect to either of these two amendments.

DESCRIPTION OF 1991 PLAN

    The 1991 Plan is designed to provide additional incentives for officers and other key employees of the Company to promote the success of the business and to enhance the Company's ability to attract and retain the service of qualified persons. The Board of Directors believes that option grants under the 1991 Plan will continue to be an important ingredient in the successful recruitment and retention of management personnel. Accordingly, the purpose of the 1991 Plan Amendment is to enable the Company to continue to provide the incentives discussed above in furtherance of the purposes of the 1991 Plan and to allow for the retention of new options by the optionees holding the same, as discussed under "Grant of New Options" below.

    The 1991 Plan is administered by the Compensation Committee of the Board of Directors of the Company. The 1991 Plan authorizes the Compensation Committee to grant to key employees, including officers as selected by such Committee, incentive stock options and nonqualified stock options. The 1991 Plan will expire on, and no options may be granted thereunder after November 30, 2001, subject to the right of the Board of Directors to terminate the 1991 Plan at any time prior thereto. The Board of Directors may amend the 1991 Plan at any time.

    An option enables the optionee to purchase shares of Common Stock at the option price. The option price per share may not be less than the fair market value of the Common Stock at the time the option is granted, provided that in the event of the grant of an incentive stock option to an optionee who is or would be the beneficial owner of more than 10% of the total combined voting power of all classes of the Company's stock, the option price may not be less than 110% of the fair market value of the Common Stock on the date of grant. No person may be granted incentive stock options under the 1991 Plan that are first exercisable during any calendar year for shares having an aggregate fair market value as of the date of grant of more than $100,000. In order to obtain the shares, a participant must pay the full option price to the Company at the time of exercise of the option. The purchase price may be paid in cash or, with the consent of the Compensation Committee, stock of the Company, including stock acquired under the same option. Incentive stock options are intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended.

    The 1991 Plan provides that stock options may be granted with terms of no more than ten years from the date of grant, provided that with respect to the grant of an incentive stock option to an optionee who is or would be the beneficial owner of more than 10% of the total combined voting power of all classes of the Company's stock, the term of such option may not exceed five years. Options will survive for a limited period of time after the optionee's death, disability or normal retirement from the Company. Any shares as to which an option expires, lapses unexercised or is terminated or canceled may be subject to a new option.

FEDERAL INCOME TAX CONSEQUENCES

    An optionee will not realize any income, nor will the Company be entitled to a deduction, at the time an incentive stock option is granted. If an optionee does not dispose of the shares acquired on the exercise of an incentive stock option within one year after the transfer of such shares to the optionee or within two years from the date the incentive stock option was granted to the optionee, for federal income tax purposes: (a) the optionee will not recognize any income at the time of exercise of his incentive stock option; (b) the amount by which the fair market value (determined without regard to any restriction other than a restriction which by its terms will never lapse) of the shares at the time of exercise exceeds the exercise price is an item of tax preference subject to the alternative minimum tax on individuals; and (c) the difference between the incentive stock option price and the amount realized upon sale of the shares of the optionee will be treated as long-term capital gain or loss. The Company will not be entitled to a deduction upon the exercise of an incentive stock option.

    Except in the case of a disposition following the death of an optionee and certain other very limited exceptions, if the stock acquired pursuant to an incentive stock option is not held for the minimum periods described above, the excess of the fair market value of the stock at the time of exercise over the amount paid for the stock generally will be taxed as ordinary income to the optionee in the year of disposition. In such case, the Company is entitled to a deduction for federal income tax purposes at the time and in the amount in which income is taxed to the optionee as ordinary income by reason of the sale of stock acquired upon the exercise of an incentive stock option.

    An optionee will not realize any income at the time a nonqualified stock option is granted, nor will the Company be entitled to a deduction at the time. Upon exercise of a nonqualified stock option, the optionee will recognize ordinary income (whether the nonqualified stock option price is paid in cash or by the surrender of previously owned Common Stock), in an amount equal to the difference between the option price and the fair market value of the shares to which the nonqualified stock option pertains. The Company will be entitled to a tax deduction in an amount equal to the amount of ordinary income realized by the optionee.

    Subsequent to fiscal year 2000, but after the 1991 Plan Amendment approved by the Board of Directors on December 6, 2000, which increased the number of shares issuable under the 1991 Plan by an additional 1,000,000 shares, the Company had 311,447 shares available for issuance under the 1991 Plan, but granted options covering an aggregate of 811,000 shares to certain key employees of the Company. Accordingly, net of cancellations of previously granted options, options covering an aggregate of 499,553 were granted in excess of the 1991 Plan limits (the "New Options"). The exercise price under each option granted in fiscal 2000 is the fair market value of the Common Stock on the date of grant of such option. Such options are exercisable either in 20% annual increments beginning on the first anniversary date of grant and on each anniversary date thereafter through the fifth anniversary date or are exercisable in 25% annual increments beginning on the first anniversary date of grant and on each anniversary date thereafter through the fourth anniversary date of grant, and expire 10 years from the date of grant, subject generally to early termination upon cessation of employment. Accordingly, all of the options granted subsequent to fiscal 2000 could qualify for incentive stock option treatment if the 1991 Plan Amendment is approved by the stockholders of the Company. The 1991 Plan Amendment will be approved by the stockholders of the Company only if the holders of a majority of the issued and outstanding shares of Common Stock present at the annual meeting in person or by proxy vote for the approval of the 1991 Plan Amendment.

    The following table sets forth information with respect to the options granted in fiscal 2000 for (i) the persons named in the Summary
Compensation Table on page 8, (ii) all executive officers of the Company as a group, and (iii) all employees, including all current officers who are not executive officers, as a group.

                                                                      NUMBER OF
                                                                  SHARES UNDERLYING
                      OPTIONHOLDER(S)                                  OPTIONS
                      ---------------                             -----------------
Franklin A. Jacobs
Chairman of the Board and Chief Executive Officer...........                --

David L. Morley
President and Chief Operating Officer.......................                --

Stephen E. Cohen
Vice President--Sales and Marketing.........................                --

Michael J. Dreller
Vice President--Finance and Chief Financial Officer.........                --

Michael J. Kula
Vice President--Corporate Technology and Development........                --

Darryl Rosser
Former President and Chief Operating Officer................                --

Executive Group.............................................                --

Non-Executive Employee Group................................            10,000

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE FALCON PRODUCTS, INC. AMENDED AND RESTATED 1991 STOCK OPTION PLAN, WHICH IS ITEM 2 ON THE PROXY CARD.

             RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

    Arthur Andersen LLP, the Company's independent public accountants for the fiscal year ended October 28, 2000, have been selected as its independent public accountants for the fiscal year ending November 3, 2001. Representatives of Arthur Andersen LLP are expected to attend the annual meeting and will have the opportunity to make statements and respond to appropriate questions from stockholders.

                               ANNUAL REPORT

    The Annual Report of the Company for fiscal 2000 accompanies this Notice of Annual Meeting and Proxy Statement.

                   FUTURE PROPOSALS OF SECURITY HOLDERS

    All proposals of security holders intended to be presented at the 2002 annual meeting of stockholders must be received by the Company not later than September 26, 2001, for inclusion in the Company's 2002 proxy statement and form of proxy relating to the 2002 annual meeting.

    In addition, under the SEC's proxy rules, if a stockholder wishes to bring a proposal before the annual meeting of stockholders outside the proxy inclusion process discussed above but does not provide written notice of the proposal to the Company at least 45 days before the anniversary date of the day that proxy materials were first mailed for the prior year's annual meeting of stockholders, such notice will be untimely and any proxies received by the Board of Directors from stockholders in response to its solicitation will be voted by the Company's designated proxies in their discretion on such matter, regardless of whether specific authority to vote on such matter has been received from the stockholders submitting such proxies. Accordingly, any stockholder who wishes to submit a proposal at the 2002 annual meeting of stockholders and also wishes to avoid, in certain instances, the possibility of discretionary voting by the Company's proxies on such matter must give written notice to the Secretary of the Company on or before December 10, 2001.

                              OTHER BUSINESS

    The Board of Directors knows of no business to be brought before the annual meeting other than as set forth above. If other matters properly come before the meeting, it is the intention of the persons named in the solicited proxy to vote the proxy on such matters in accordance with their judgment.

                               MISCELLANEOUS

    The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by mail, certain officers and regular employees of the Company may solicit the return of proxies by telephone, telegram or personal interview and may request brokerage houses, custodians, nominees and fiduciaries to forward soliciting material to their principals and will agree to reimburse them for their reasonable out-of-pocket expenses.

    Stockholders are urged to mark, sign and send in their proxies without delay.

    A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR FISCAL 2000 LED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING RELATED NANCIAL STATEMENTS AND SCHEDULES) IS AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE, UPON WRITTEN REQUEST TO MICHAEL J. DRELLER, SECRETARY, FALCON PRODUCTS, INC., 9387 DIELMAN INDUSTRIAL DRIVE, ST. LOUIS, MISSOURI 63132.

                                     By Order of the Board of Directors

                                             MICHAEL J. DRELLER
                                                 Secretary

St. Louis, Missouri
January 24, 2001

                                                                 EXHIBIT A

                          AUDIT COMMITTEE CHARTER

    This charter shall govern the operations of the Audit Committee (the "Committee") of Falcon Products, Inc. (the "Company") and shall be reviewed by the Committee at least annually. The Charter and subsequent amendments will be presented to the Board of Directors for its approval.

                       COMPOSITION OF THE COMMITTEE

    The Committee shall be appointed by the Board and shall comprise at least three directors, each of whom is independent of management and the Company. Members of the Committee shall be considered independent if, in the opinion of the Board of Directors, they have no relationship that may interfere with the exercise of their independent judgement as a committee member. All Committee members shall be financially literate, and at least one member of the Committee shall have accounting or related financial management expertise.

                         PURPOSE OF THE COMMITTEE

    The primary purpose of the Committee is to assist the Board in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including the overviewing of the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the Company's systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements, the Company's legal compliance and any ethics programs established by management and the Board.

    In discharging its oversight role, the Committee is empowered to investigate any matter related to the financial condition of the Company with full access to all books, records, facilities and personnel of the Company and to retain independent counsel, auditors or other experts for this purpose.

    The Board and the Committee are in place to represent the Company's shareholders; accordingly, the Company's independent auditor and any internal auditor the Company may employ from time to time are ultimately accountable to the Board and the Committee.

                   KEY RESPONSIBILITIES OF THE COMMITTEE

    The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the independent auditors are responsible for auditing those financial statements. The Committee also recognizes that Company management and the independent auditors, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the independent auditor's work.

    The Committee believes that it can best carry out its responsibilities by keeping its policies and procedures flexible in order to best react to changing conditions and circumstances; however, the following functions shall be the principal recurring activities of the Committee in carrying out its oversight function. These functions are established as a guide with the understanding that the Committee may diverge from them as appropriate.

    The Committee shall review with management and the independent auditors the audited financial statements to be included in the Company's Annual Report on Form 10-K to be filed with the Securities and Exchange Commission and review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards No. 61. This review and discussion will occur prior to the Company's filing of its Form 10-K.

    As a whole, or through the Committee chair, the Committee shall review with the independent auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with the Securities and Exchange Commission; this review will occur prior to the Company's filing of its Form 10-Q. The Committee shall discuss with management and the independent auditors the quality and adequacy of the

Company's internal controls and elicit judgements of the independent auditors about the quality of the Company's accounting principles and underlying estimates on both an annual and quarterly basis.

    The Committee shall:

    * Request from the outside auditors annually, a formal written statement delineating relationships and services between the auditor and the Company which may affect objectivity and independence, consistent with Independence Standards Board Standard Number 1;

    * Discuss with the independent auditors any such disclosed relationships and their impact on the independent auditor's independence, and

    * Recommend that the Board take appropriate action in response to the independent auditor's report to satisfy itself of the auditor's independence.

    The Committee shall have the authority and responsibility to make recommendations to the full Board with regard to the Board's responsibility to select, or nominate for shareholder approval, evaluate and, where appropriate, replace the independent auditor.

                       APPENDIX A TO 2001 PROXY STATEMENT
                       ----------------------------------


      This appendix is being filed pursuant to Instruction No. 3 of Item 11 of Schedule 14A. In accordance with such instruction, this appendix is not part of the 2001 proxy statement and has not been sent to the Company's stockholders.


                              FALCON PRODUCTS, INC.
                              ---------------------
                   AMENDED AND RESTATED 1991 STOCK OPTION PLAN
                   -------------------------------------------

                             I. PURPOSE OF THE PLAN
                                -------------------

                  The Falcon Products, Inc. Amended and Restated 1991 Stock Option Plan (the "Plan") is intended to provide a means whereby certain key
                  ----
employees of Falcon Products, Inc., a Delaware corporation (the "Company"), may
                                                                 -------
develop a sense of proprietorship and personal involvement in the development and financial success of the Company and its subsidiaries, and to encourage them to remain with and devote their best efforts to the business of the Company and its subsidiaries, thereby advancing the interests of the Company and its stockholders. Accordingly, the Company may make awards to certain employees in the form of stock options ("Options") with respect to shares of the Company's
                            -------
common stock, par value $0.02 per share (the "Stock"). Options may either be
                                              -----
nonqualified stock options ("Non-qualified Options") or options ("Incentive
                             ---------------------                ---------
Stock Options") which are intended to qualify as incentive stock options under
-------------
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").
                                                                   ----

                               II. ADMINISTRATION
                                   --------------

                  The Plan shall be administered by a committee of the Board of Directors of the Company (the "Board") consisting of not less than three members
                               -----
of the Board as the Board may appoint (the "Committee"); provided that so long
                                            ---------
as the Company is subject to the reporting requirements of the Securities Exchange Act of 1934 ("1934 Act"), the members of the Committee shall be
                       --------
"disinterested persons" within the meaning of paragraph (c)(2)(i) of Rule 16b-3 which has been adopted by the Securities and Exchange Commission under the 1934 Act, as such Rule or its equivalent is then in effect ("Rule 16b-3"). Committee
                                                        ----------
members may resign at any time by delivering written notice to the Board. Vacancies in the Committee, however caused, shall be filled by the Board. The Committee is authorized to interpret the Plan and may from time to time adopt such rules and regulations, not inconsistent with the provisions of the Plan, as may deem advisable to carry out the Plan. The Committee shall act by a majority of its members in office and the Committee may act either by vote at a telephonic or other meeting or by a memorandum or other written instrument signed by all of the members of the Committee.

                  The Committee shall have the sole authority to: determine the terms and provisions of the option agreements (the "Agreements") entered into
                                                    ----------
under the Plan; prepare and distribute, in such manner as the Committee determines to be appropriate, information about the Plan; and make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee may vary the terms and provisions of the individual Agreements in its discretion.

                  The day-to-day administration of the Plan may be carried out by such officers and employees of the Company as shall be designated from time to time by the Committee. All expenses and liabilities incurred by the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons, and the Committee, the Board, the Company and the officers and employees of the Company shall be entitled to rely upon the advice, opinions or valuations of any such persons. The interpretation and construction by the Committee of any provisions of the Plan and any determination by the Committee under any provision of the Plan shall be final and conclusive for all purposes. Neither the Committee nor any member thereof shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan in good faith, and the members of the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including counsel fees) arising therefrom to the fullest extent permitted by law. The members of the Committee shall be named as insureds in connection with any directors and officers liability insurance coverage that may be in effect from time to time.

                  The Committee shall have authority: (i) to grant Options; and
(ii) to determine the purchase price of the Stock covered by each option (the "Exercise Price"), the terms and duration of each Option, the key employees to
 --------------
whom, and the times at which, Options shall be granted, whether the Option shall be a Nonqualified Option or an Incentive Stock Option and the number of shares to be covered by each Option.

                  Only key employees of the Company and its subsidiaries shall be eligible to receive Options under the Plan. In granting Options to an employee, the Committee shall take into consideration the contribution the employee has made or may make to the success of the Company or its subsidiaries and such other considerations as the Committee shall determine. The Committee shall also have the authority to consult with and receive recommendations from officers and other employees of the Company and its subsidiaries with regard to these matters. In no event shall any employee, his legal representatives, heirs, legatees, distributees, or successors have any right to participate in the Plan, except to such extent, if any, as the Committee shall determine.

                         III. SHARES SUBJECT TO THE PLAN
                              --------------------------

                  The aggregate number of shares which may be issued under the Plan shall not exceed 200,000 shares of Stock. Such shares may consist of authorized but unissued shares of Stock or previously issued shares reacquired by the Company. Any of such shares which remain unsold and which are not subject to outstanding Options at the termination of the Plan shall cease to be subject to the Plan, but until termination of the Plan and the expiration of all Options granted under the Plan, the Company shall at all times make available a sufficient number of shares to meet the requirements of the Plan and the outstanding Options. If any Option, in whole or in part, expires or terminates unexercised or is cancelled or forfeited, the shares theretofore subject to such Option may again be subject to an Option granted under the Plan. The aggregate number of shares which may be issued under Options granted under the Plan shall be subject to adjustment as provided in Article V hereof. Exercise of an option in any manner shall result in a decrease in the number of shares of Stock which may thereafter be available for purposes of the Plan by the number of shares as to which the Option is exercised or cancelled.

                             IV. GRANTS OF OPTIONS
                                 -----------------

                  Options granted under the Plan shall be of such type (Nonqualified Option or Incentive Stock Option) and for such number of shares of Stock and subject to such terms and conditions, which may include, without limitation, the achievement of specific goals, as the Committee shall designate. The Committee may grant Options at any time and from time to time through, but not after, November 30, 2001 to any individual eligible to receive the same. For purposes of the Plan, the date on which an Option is granted is referred to as the "Grant Date."

                  No employee shall be eligible to receive any Incentive Stock Option if, on the Grant Date, such employee owns (including ownership through the attribution provisions of Section 424(d) of the Code) in excess of 10% of the outstanding voting stock of the Company or a subsidiary (a "10%
                                                                ---
Stockholder"), unless the Exercise Price for the shares of Stock subject to the
-----------
Incentive Stock Option is at least 110% of the fair market value of the shares of Stock on the Grant Date and such Option by its terms is not exercisable after the expiration of five years from the Grant Date.

                  To the extent that the aggregate fair market value (determined at the Grant Date) of Stock with respect to which Incentive Stock Options (determined without regard to this sentence) are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its subsidiaries) exceeds $100,000, such Options shall be treated as Nonqualified Options (this sentence shall be applied by taking Incentive Stock Options into account in the order in which they were granted).

                  The Committee may fix such waiting and/or vesting periods, exercise dates or other limitations as it shall deem appropriate with respect to Options granted under the Plan including, without limitation, the achievement of specific goals.

                  Options granted pursuant to the Plan shall be evidenced by Agreements that shall comply with and be subject to the following terms and conditions and may contain such other provisions, consistent with the Plan, as the Committee shall deem advisable. References herein to "Agreements" shall include, to the extent applicable, any amendments to such Agreements.

                  A.  Payment of Option Exercise Price. Upon exercise of an
                      --------------------------------
          Option, the full Exercise Price for the shares with respect to which the Option is being exercised shall be payable to the Company: (i) in cash or by check payable and acceptable to the Company; (ii) subject to the approval of the Committee, by tendering to the Company shares of Stock owned by the optionee having an aggregate Market Value Per Share (as defined below) as of the date of exercise and tender that is not greater than the full Exercise Price for the shares with respect to which the Option is being exercised and by paying any remaining amount of the Exercise Price as provided in (i) above; or
          (iii) subject to the approval of the Committee and to such instructions as the Committee may specify, at the optionee's written request the Company may deliver certificates for the shares of Stock for which the Option is being exercised to a broker for sale on behalf of the optionee, provided that the optionee has irrevocably instructed such broker to remit directly to the Company on the optionee's behalf the full amount of the Exercise
          Price from the proceeds of such sale; provided, that in the case
                                                --------
          of an Incentive Stock Option, (ii) and (iii) above shall apply only if Committee approval is given on or prior to the Grant Date and the Agreement expressly provides for such optional payment terms. In the event that the optionee elects to make payment as allowed under clause
          (ii) above, the Committee may, upon confirming that the optionee owns the number of shares of Stock being tendered, authorize the issuance of a new certificate for the number of share being acquired pursuant to the exercise of the Option less the number of shares being tendered upon the exercise and return to the optionee (or not require surrender of) the certificate for the shares of Stock being tendered upon the exercise. Payment instruments will be received subject to collection.

                  B.  Number of Shares. Each Agreement shall state the total
                      ----------------
          number of shares of Stock that are subject to the Option.

                  C.  Exercise Price. The Exercise Price for each Option shall
                      --------------
          be fixed by the Committee at the Grant Date, but in no event may the Exercise Price per share be less than the Market Value Per Share on the Grant Date.

                  D.  Market Value Per Share. The "Market Value Per Share" as of
                      ----------------------
          any particular date shall be determined as follows: if the Stock is listed for trading on a national or regional stock exchange, the closing price quoted on such exchange which is published in The Wall
                                                                      --------
          Street Journal for the trading day immediately preceding the day of
          --------------
          the grant, or if no trade of the Stock shall have been reported for such date, the closing price quoted on such exchange which is published in The Wall Street Journal for the next day prior thereto
                       -----------------------
          on which a trade of the Stock was so reported; if the shares are not so listed or admitted to trading, the average of the highest reported bid and lowest reported asked prices as furnished by the National Association of Securities Dealers, Inc., through NASDAQ, or through a similar organization if NASDAQ is no longer reporting such information, in any case for the first day immediately preceding the Grant Date on which the Stock is traded. If shares of the Stock are not listed or admitted to trading on any exchange or quoted through NASDAQ or any similar organization, the "Market Value Per Share" shall be determined by the Committee in good faith using any fair and reasonable means selected in its discretion.

                  E.  Term. The term of each Option shall be determined by the
                      ----
          Committee at the Grant Date; provided, however, that each Option shall, notwithstanding anything in the Plan or an Agreement to the contrary, expire not more than ten years (five years with respect to an Incentive Stock Option granted to an employee who is a 10% Stockholder) from the Grant Date or, if earlier, the date specified in the Agreement.

                  F.  Date of Exercise. In the discretion of the Committee, each
                      ----------------
          Agreement may contain provisions stating that the Option granted therein may not be exercised in whole or in part for a period or periods of time or until the achievement of specific goals, in either case as specified in such Agreement, and except as so specified therein, any Option may be exercised in whole at any time or in part from time to time during its term. The Committee may, however, at any time, in its sole discretion, amend any outstanding Option, other than an Incentive Stock Option, to accelerate the time that such Option shall be exercisable or to provide that the time for exercising such Option shall be accelerated upon the occurrence of a specified event. Notwithstanding the foregoing, however, in no event shall an Option, or any portion thereof, be exercisable until at least six months after the date of grant of such Option.

                  G.  Termination of Employment. In the event an individual's
                      -------------------------
          employment with the Company and its subsidiaries shall terminate for reasons other than: (i) retirement in accordance with the terms of a retirement plan of the Company or one of its subsidiaries ("retirement"); (ii) permanent disability (as defined in Section 22(e)
            ----------
          (3) of the Code); or (iii) death, the individual's Options shall terminate as of the date of such termination of employment and shall not be exercisable to any extent as of and after such time.

                  If any termination of employment is due to retirement or permanent disability, the individual shall have the right to exercise any Option at any time within the 12 month period (three month period in the case of retirement for Options that are Incentive Stock Options) following such termination of employment, but only to the extent that the Option was exercisable immediately prior to such termination of employment.

                  Whether any termination of employment is due to retirement or permanent disability and whether an authorized leave of absence or absence for military or government service or for other reasons shall constitute a termination of employment for purposes of the Plan shall be determined by the Committee in its sole discretion.

                  If an individual shall die while entitled to exercise an Option, the individual's estate, personal representative or beneficiary, as the case may be, shall have the right to exercise the Option at any time within the 12 month period following the date of the optionee's death, to the extent that the optionee was entitled to exercise the same on the day immediately prior to the optionee's death.

                  The right of an individual to exercise an Option shall terminate to the extent that such Option is exercised.

                  Options may be granted under the Plan from time to time in substitution for stock options and stock appreciation rights held by employees of corporations who become key employees of the Company or of any of its subsidiaries as a result of a merger or consolidation of the employer corporation with the Company or any such subsidiary, or the acquisition by the Company or a subsidiary of assets of the employer corporation or the acquisition by the Company or a subsidiary of stock of the employer corporation, with the result that such employer corporation becomes a subsidiary of the Company.

                     V. RECAPITALIZATION OR REORGANIZATION
                        ----------------------------------

                  The existence of the Plan and the Options granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting Stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

                  The shares with respect to which Options may be granted are shares of Stock as presently constituted, but if, and whenever, prior to the termination of the Plan or the expiration of an Option theretofore granted, the Company shall effect a subdivision or consolidation of shares of Stock or the payment of a stock dividend on Stock without receipt of consideration by the Company, the remaining shares of Stock available under the Plan and the number of shares of Stock with respect to which such Option may thereafter be exercised: (i) the event of an increase in the number of outstanding shares, shall be proportionately increased and the Exercise Price per share shall be proportionately reduced; and (ii) in the event of a reduction in the number of outstanding shares, shall be proportionately reduced and the Exercise Price per share shall be proportionately increased.

                  Except as may otherwise be expressly provided in the Plan, the issuance by the Company of shares of capital stock of any class or securities convertible into shares of capital stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares of capital stock or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock available under the Plan or subject to Options theretofore granted or the Exercise Price per share with respect to outstanding options.

                  If the Company effects a recapitalization or otherwise materially changes its capital structure (both of the foregoing are herein referred to as a "Fundamental Change"), then thereafter upon any exercise of an
                  ------------------
Option theretofore granted the optionee shall be entitled to purchase under such option, in lieu of the number of shares of Stock as to which such Option shall then be exercisable, the number and class of shares of capital stock and securities to which the optionee would have been entitled pursuant to the terms of the Fundamental Change if, immediately prior to such Fundamental Change, the optionee had been the holder of record of the number of shares of Stock as to which such Option is then exercisable.

                            VI. EMPLOYEE'S AGREEMENT
                                --------------------

                  If, at the time of the exercise of any Option, in the opinion of counsel for the Company, it is necessary or desirable, in order to comply with any then applicable laws or regulations relating to the sale of securities, for the individual exercising the Option to agree to hold any shares issued to the individual for investment and without intention to resell or distribute the same and for the individual to agree to dispose of such shares only in compliance with such laws and regulations, the individual shall be required, upon the request of the Company, to execute and deliver to the Company an agreement to such effect.
                 VII.  TERMINATION OF AUTHORITY TO GRANT AWARDS
                       ----------------------------------------

                  No Options will be granted pursuant to this Plan after November 30, 2001.

                        VIII.  AMENDMENT AND TERMINATION
                               -------------------------

                  The Board may from time to time and at any time alter, amend, suspend, discontinue or terminate this Plan and any Options hereunder; provided, that no change in any Option theretofore granted may be made which would impair the rights of the optionee without the consent of such optionee.

                           IX.  EFFECTIVE DATE OF PLAN
                                ----------------------

                  The Plan shall become effective upon adoption by the Board and approval by the Company's stockholders; provided, however, that prior to approval of the Plan by the Company's stockholders but after adoption by the Board, Options may be granted under the Plan subject to obtaining such approval; and provided further, however, that if stockholder approval is not obtained within twelve months after the date the Plan is adopted by the Board, no Incentive Stock Options shall be granted under the Plan.

                  X.  PREEMPTION BY APPLICABLE LAWS AND REGULATIONS
                      ---------------------------------------------

                  Anything in the Plan or any Agreement entered into pursuant to the Plan to the contrary notwithstanding, if, at any time specified herein or therein for the making of any determination with respect to the issuance or other distribution of shares of Stock, any law, regulation or requirement of any governmental authority having jurisdiction in the premises shall require either the Company or the employee (or the employee's beneficiary), as the case may be, to take any action in connection with any such determination, the issuance or distribution of such shares or the making of such determination shall be deferred until such action shall have been taken.

                               XI.  MISCELLANEOUS
                                    -------------

                  A.   No Employment Contract.  Nothing contained in the Plan
                       ----------------------
          shall be construed as conferring upon any employee the right to continue in the employ of the Company or any of its subsidiaries.

                  B.   Employment with Subsidiaries.  Employment by the Company
                       ----------------------------
          for the purpose of this Plan shall be deemed to include employment by, and to continue during any period in which an employee is in the employment of, any subsidiary.

                  C.   No Rights as a Stockholder.  An employee shall have no
                       --------------------------
          rights as a stockholder with respect to shares covered by such employee's Option until the date of the issuance of shares to the employee pursuant thereto. No adjustment will be made for dividends or other distributions or rights for which the record date is prior to the date of such issuance.

                  D.   No Right to Corporate Assets.  Nothing contained in the
                       ----------------------------
          Plan shall be construed as giving any employee, such employee's beneficiaries or any other person any equity or other interest of any kind in any assets of the Company or any subsidiary or creating a trust of any kind or a fiduciary relationship of any kind between the Company or any subsidiary and any such person.

                  E.   No Restriction on Corporate Action.  Nothing contained in
                       ----------------------------------
          the Plan shall be construed to prevent the Company or any subsidiary from taking any corporate action that is deemed by the Company or such subsidiary to be appropriate or in its best interests, whether or not such action would have an adverse effect on the Plan or any Option made under the Plan. No employee, beneficiary or other person shall have any claim against the Company or any subsidiary as a result of any such action.

                  F.   Non-assignability.  Neither an employee nor an employee's
                       -----------------
          beneficiary shall have the power or right to sell, exchange, pledge, transfer, assign or otherwise encumber or dispose of such employee's or beneficiary's interest arising under the Plan or any Option received under the Plan; nor shall such interest be subject to seizure for the payment of an employee's or beneficiary's debts, judgments, alimony, or separate maintenance or be transferable by operation of law in the event of an employee's or beneficiary's bankruptcy or insolvency and to the extent any such interest arising under the Plan or an Option received under the Plan is awarded to a spouse pursuant to any divorce proceeding, such interest shall be deemed to be terminated and forfeited notwithstanding any vesting provisions or other terms herein or in the agreement evidencing such Option.

                  G.   Application of Funds.  The proceeds received by the
                       --------------------
          Company from the sale of shares of Stock pursuant to the Plan shall be used for general corporate purposes.

                  H.   Governing Law; Construction.  All rights and obligations
                       ---------------------------
          under the Plan shall be governed by, and the Plan shall be construed in accordance with, the laws of the State of Delaware without regard to the principles of conflicts of laws. Titles and headings to Sections herein are for purposes of reference only, and shall in no way limit, define or otherwise affect the meaning or interpretation of any provisions of the Plan.

                                  AMENDMENT TO

                              FALCON PRODUCTS, INC.

                   AMENDED AND RESTATED 1991 STOCK OPTION PLAN

         WHEREAS, Falcon Products, Inc. (the "Company") has heretofore adopted the Falcon Products, Inc. Amended and Restated 1991 Stock Option Plan (the "Plan"), under which an aggregate of 300,000 shares of the Company's common stock, par value $.02 per share, may be issued upon the exercise of incentive and nonqualified stock options granted pursuant to and in accordance with the terms of such Plan;

         WHEREAS, the Company has granted options, some of which have been exercised, to eligible individuals under the Plan to purchase the maximum allowable number of shares issuable under the Plan; and

         WHEREAS, based upon the recommendation of the Compensation Committee of the Board of Directors of the Company that the Plan be amended to increase the number of shares issuable upon exercise of options granted under the Plan from 300,000 to 600,000, the Board of Directors has authorized such proposed amendment to the Plan and resolved to present such amendment to the 1994 Annual Meeting of Shareholders of the Company;

         NOW, THEREFORE, Article III of the Plan is hereby deleted in its entirety and the following substituted in lieu thereof:

                        "III. Shares Subject to the Plan
                              --------------------------

         The aggregate number of shares which may be issued under the Plan shall not exceed 600,000 shares of Stock. Such shares may consist of authorized but unissued shares of Stock or previously issued shares reacquired by the Company. Any of such shares which remain unsold and which are not subject to outstanding Options at the termination of the Plan shall cease to be subject to the Plan, but until termination of the Plan and the expiration of all Options granted under the Plan, the Company shall at all times make available a sufficient number of shares to meet the requirements of the Plan and the outstanding Options. If any Option, in whole or in part, expires or terminates unexercised or is cancelled or forfeited, the shares theretofore subject to such Option may again be subject to an Option granted under the Plan. The aggregate number of shares which may be issued under Options granted under the Plan shall be subject to adjustment as provided in Article V hereof. Exercise of an Option in any manner shall result in a decrease in the number of shares of Stock which may thereafter be available for purposes of the Plan by the number of shares as to which the Option is exercised or canceled."

         IN WITNESS WHEREOF, this Amendment is dated as of the 20th day of December, 1993.


                                     By: /s/ Franklin A. Jacobs
                                         ---------------------------------------
                                             Franklin A. Jacobs, Chairman of the
                                             Board, President and Chief
                                             Executive Officer

                                 AMENDMENT NO. 2
                                       TO
                              FALCON PRODUCTS, INC.
                   AMENDED AND RESTATED 1991 STOCK OPTION PLAN


         WHEREAS, Falcon Products, Inc. (the "Company") has heretofore adopted the Falcon Products, Inc. Amended and Restated 1991 Stock Option Plan (the "Plan"), under which Plan, as heretofore amended, an aggregate of 600,000 shares of the Company's common stock, par value $.02 per share, may be issued upon the exercise of incentive and nonqualified stock options granted pursuant to and in accordance with the terms of such Plan;

         WHEREAS, the Company has granted options, some of which have been exercised, to eligible individuals under the Plan to purchase the maximum allowable number of shares issuable under the Plan; and

         WHEREAS, based upon the recommendation of the Compensation Committee of the Board of Directors of the Company that the Plan be amended to increase the number of shares issuable upon exercise of options granted under the Plan from 600,000 to 1,000,000, the Executive Committee of the Board of Directors has authorized such proposed amendment to the Plan and resolved to present such amendment to the 1995 Annual Meeting of Shareholders of the Company;

         NOW, THEREFORE, subject to the approval of the stockholders of the Company within 12 months of the date hereof, the first sentence of Article III of the Plan be and hereby is deleted in its entirety, and the following substituted in lieu thereof to constitute the first sentence of said Article III from and after the effectiveness of this amendment:

                  "The aggregate number of shares which may be issued under the Plan shall not exceed 1,000,000 shares of Stock."

         IN WITNESS WHEREOF, this Amendment is dated as of the 20th day of December, 1994.


                                     By: /s/ Franklin A. Jacobs
                                         ---------------------------------------
                                             Franklin A. Jacobs, Chairman of the
                                             Board, President and Chief
                                             Executive Officer

                                 AMENDMENT NO. 3
                                       TO
                              FALCON PRODUCTS, INC.
                   AMENDED AND RESTATED 1991 STOCK OPTION PLAN


         WHEREAS, Falcon Products, Inc. (the "Company") has heretofore adopted the Falcon Products, Inc. Amended and Restated 1991 Stock Option Plan (the "Plan"), under which Plan, as heretofore amended (and taking into effect stock dividends and splits), an aggregate of 1,100,000 shares of the Company's common stock, par value $.02 per share, may be issued upon the exercise of incentive and nonqualified stock options granted pursuant to and in accordance with the terms of such Plan;

         WHEREAS, the Company desires to grant or has granted options, notwithstanding the fact that the number of shares of Common Stock for which options may currently be granted under the Plan is insufficient to cover all granted options; and

         WHEREAS, based upon the current circumstances, the Compensation Committee of the Board of Directors of the Company has recommended that the Plan be amended to increase the number of shares issuable upon exercise of options granted under the Plan from 1,100,000 to 1,500,000, and accordingly, the Board of Directors has authorized such proposed amendment to the Plan and resolved to present such amendment to the 2000 Annual Meeting of Shareholders of the Company;

         NOW, THEREFORE, subject to the approval of the stockholders of the Company within 12 months of the date hereof, the first sentence of Article III of the Plan be and hereby is deleted in its entirety, and the following substituted in lieu thereof to constitute the first sentence of said Article III from and after the effectiveness of this amendment:

                  "The aggregate number of shares which may be issued under the Plan shall not exceed 1,500,000 shares of Stock."

         IN WITNESS WHEREOF, this Amendment is dated as of the 1st day of April, 1999.


                                     By: /s/ Franklin A. Jacobs
                                         -------------------------------------
                                             Franklin A. Jacobs, Chairman of the
                                             Board, President and Chief
                                             Executive Officer

                                 AMENDMENT NO. 4
                                       TO
                              FALCON PRODUCTS, INC.
                   AMENDED AND RESTATED 1991 STOCK OPTION PLAN

         WHEREAS, Falcon Products, Inc. (the "Company") has heretofore adopted the Falcon Products, Inc. Amended and Restated 1991 Stock Option Plan (the "Plan"), as heretofore amended.

         WHEREAS, the Company may issue, under the current Plan, (taking into effect stock dividends and splits), an aggregate of 1,500,000 shares of the Company's common stock, par value $.02 per share, upon the exercise of incentive and nonqualified stock options pursuant to and in accordance with the terms of such Plan;

         WHEREAS options granted under the current Plan terminate immediately upon termination of an optionee, except in the cases of retirement, permanent disability, or death, as pursuant to and in accordance with the terms of such Plan;

         WHEREAS, the Board of Directors has approved an amendment to the Plan, subject to stockholders approval at the next annual meeting of stockholders for purposes of satisfying Section 422 of the Internal Revenue Code, which amendment increases the number of shares issuable upon exercise of options granted under the Plan from 1,500,000 to 2,500,000; and

         WHEREAS the Board of Directors has approved a second amendment to the Plan that is not subject to stockholder approval, which amendment adds a three month period following termination of employment of an optionee not resulting from retirement, permanent disability, or death, within which such optionee may exercise his or her option.

         NOW, THEREFORE, the Company hereby amends the Plan, effective December 6, 2000, in the following respects:

1. The first sentence of Article III of the Plan be and hereby is deleted in its entirety, and the following substituted in lieu thereof to constitute the first sentence of said Article III from and after effectiveness of this amendment:

                  "The aggregate number of shares which may be issued under the Plan shall not exceed 2,500,000 shares of Stock."

2. The first paragraph of Article IV, Section G, be and hereby is deleted in its entirety, and the following substituted in lieu thereof to constitute the first paragraph of said Article IV, Section G from and after the effectiveness of this amendment:

                  "In the event an individual's employment with the Company and its subsidiaries shall terminate for reasons other than: (i) retirement in accordance with the terms of a retirement plan of the Company or one of its subsidiaries ("retirement"); (ii) permanent disability (as defined in Section 22(e)(3) of the Code); or (iii) death, the individual shall have the right to exercise any Option at any time within the 3 month period following such termination of employment, but only to the extent that the Option was exercisable immediately prior to such termination of employment."

3. A new paragraph, to constitute the last unnumbered paragraph of Article II of the Plan, be and hereby is added, and shall constitute the last unnumbered paragraph of said Article II from and after the effectiveness of this amendment:

                  "Notwithstanding anything to the contrary contained herein, no optionee shall be granted, in any fiscal year of the Company, Options to purchase more than 500,000 shares of Stock (the "Maximum Annual Share Limit"); provided, however, that in connection with his or her initial service, an optionee may be granted Options to purchase up to an additional 500,000 shares of Stock which shall not count against the Maximum Annual Share Limit.

4. Except as amended herein, the Plan shall remain in full force and effect as heretofore amended.

         IN WITNESS WHEREOF, this Amendment is dated as of the 6th day of December, 2000.

                              By: /s/ Franklin A. Jacobs
                                 -----------------------------------------------
                                      Franklin A. Jacobs, Chairman of the Board,
                                      President, and Chief Executive Officer

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

                                 REVOCABLE PROXY
                              FALCON PRODUCTS, INC.

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS.
                         ANNUAL MEETING OF STOCKHOLDERS
                                 MARCH 15, 2001


The undersigned hereby appoints Franklin A. Jacobs and Michael J. Dreller, and each of them severally, with full power of substitution, the true and lawful attorneys in fact, agents and proxies of the undersigned to vote at the Annual Meeting of Stockholders of Falcon Products, Inc. to be held on Thursday, March 15, 2001, commencing at 4:00 p.m. in the main dining room, 16th floor of the St. Louis Club, 7701 Forsyth Boulevard, Clayton, Missouri 63105 and at any and all adjournments thereof, according to the number of votes which the undersigned would possess if personally present for the purpose of considering and taking action upon the following as more fully set forth in the Proxy Statement of the Company dated January 24, 2001.
                                                                 WITH-   FOR ALL
                                                          FOR    HOLD    EXCEPT
1. Election of Class B Director: FOR the nominee listed   / /    / /       / /
   below (except as marked to the contrary below):

CLASS B:
DAVID L. MORLEY

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

---------------------------------------------------------------------------

2. Amendment to the Falcon Products, Inc., Amended and Restated 1991 Stock Option Plan.

          / / FOR     / / AGAINST     / / ABSTAIN

3. In their discretion with respect to the transaction of such other business as may properly come before the meeting or any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS UNDER PROPOSAL 1 AND FOR PROPOSAL 2 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO THE TRANSACTION OF SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

Please be sure to sign and date             Date
this Proxy in the box below.                    ---------------------------

----------------------------------------    -------------------------------
Stockholder sign above                      Co-holder (if any) sign above

DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.

---------------------------------------------------------------------------
                              FALCON PRODUCTS, INC.
The above signed hereby acknowledges receipt of copies of Notice of Annual Meeting of Stockholders and Proxy Statement, each dated January 24, and the Annual Report of the Company for fiscal 2000.

Please sign name(s) exactly as it appears on this proxy. In case of joint holders, all should sign. If executed by a corporation, this proxy should be signed by a duly authorized officer. Executors, administrators and trustees should so indicate when signing. If executed by a partnership, this proxy should be signed by an authorized partner.
          PLEASE ACT PROMPTLY SIGN, DATE & MAIL YOUR PROXY CARD TODAY

                                   APPENDIX


     Page 12 of the printed Proxy contains a Performance Graph. The information contained in the graph appears in the table immediately following the graph.